UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21744

Name of Fund: FDP Series, Inc.

FDP BlackRock Capital Appreciation Fund

FDP BlackRock Equity Dividend Fund

FDP BlackRock International Fund

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, FDP Series, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2019

Date of reporting period: 05/31/2019

Item 1 – Report to Stockholders

MAY 31, 2019

ANNUAL REPORT

FDP Series, Inc.

➢	FDP BlackRock Capital Appreciation Fund
➢	FDP BlackRock Equity Dividend Fund
➢	FDP BlackRock International Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800)-441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended May 31, 2019, the U.S. equity and bond markets posted mixed returns while weathering significant volatility. Less volatile U.S. large cap equities and U.S. bonds posted positive returns, while equities at the high end of the risk spectrum — emerging markets, international developed, and U.S. small cap — all declined during the reporting period.

Volatility rose in emerging markets, as the rising U.S. dollar and higher interest rates in the United States disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities. However, recent economic data indicates that Europe may emerge from its economic soft patch, reinvigorated by a manufacturing rebound and China’s economic stimulus.

In the U.S. equity market, volatility spiked in late 2018, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. These risks manifested in a broad-based sell-off in December, leading to the worst December performance on record since 1931.

By comparison, fixed-income securities delivered modest positive returns with relatively low volatility. Short-term U.S. Treasury yields rose, while longer-term yields declined. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Investment-grade and high-yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

As global economic growth slowed, the U.S. Federal Reserve (the “Fed”) shifted to a more patient perspective on the economy in January 2019, which led to a strong rebound in the equity market. In its last four meetings, the Fed left interest rates unchanged and signaled a slower pace of rate hikes in response to the global economic slowdown. Relatively low inflation and modest economic growth give the Fed room to maintain support for the economy until the economic data builds the case for changing interest rates. Signs of slowing economic growth also prompted investors to increase expectations for Fed rate cuts in the latter half of 2019. Similarly, the European Central Bank signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

We continue to believe the probability of recession in 2019 remains relatively low. In our view, a slowing expansion with room to run is the most likely scenario. However, escalating trade tensions and the resulting disruptions in global supply chains have become the greatest risk to the global expansion.

Despite the crosscurrents, U.S. and emerging market equities remain relatively attractive. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. For bonds, U.S. Treasuries are likely to help buffer against volatility in risk assets, while income from other types of bonds can continue to offer steady returns.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of May 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	0.74%	3.78%
U.S. small cap equities (Russell 2000® Index)	(3.72)	(9.04)
International equities (MSCI Europe, Australasia, Far East Index)	2.41	(5.75)
Emerging market equities (MSCI Emerging Markets Index)	1.33	(8.70)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.20	2.26
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	9.11	8.81
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	6.72	6.40
Tax-exempt municipal bonds (S&P Municipal Bond Index)	5.68	6.06
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.19	5.50
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

FDP Series, Inc. is part of the Funds Diversified PortfoliosSM (“FDP”) Service. You may receive separate shareholder reports for other funds available through the FDP Service.

3

Fund Summary as of May 31, 2019	FDP BlackRock Capital Appreciation Fund

Investment Objective

FDP BlackRock Capital Appreciation Fund’s (the “Fund”) investment objective is to seek long-term growth of capital.

On May 15, 2019, the Board of Directors of FDP Series, Inc. and the Board of Directors of BlackRock Capital Appreciation Fund, Inc. each approved the reorganization of FDP BlackRock Capital Appreciation Fund with and into BlackRock Capital Appreciation Fund, Inc. The reorganization is expected to occur during the third quarter of 2019 and is not subject to approval by the Fund’s shareholders.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2019, the Fund’s Institutional Shares outperformed its primary benchmark, the Russell 1000® Growth Index, while the Fund’s Investor A Shares performed in line with the primary benchmark and Investor C Shares underperformed. All of the Fund’s shares outperformed its secondary benchmark, the S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Growth Index.

What factors influenced performance?

During the period, stock selection in the information technology (“IT”) sector was the largest contributor to performance, particularly within the IT services industry. A large overweight position in the software industry and an underweight allocation to the technology hardware, storage & peripherals industry also produced higher relative returns. Elsewhere, stock selection in the industrials and health care sectors were also significant contributors. Within industrials, the Fund’s stock selection had the largest impact in the industrial conglomerates and professional services industries. Stock selection in health care equipment & supplies and a substantial underweight position in biotechnology stocks also bolstered relative performance.

Conversely, the Fund’s stock selection in the communication services sector was the most significant detractor from relative performance during the period, primarily within the entertainment and interactive media & services industries. Weak stock selection in the consumer staples sector also detracted, particularly among beverages and food products stocks. Finally, among financials, stock selection and a modest overweight position in the sector had a marginal negative impact on relative performance during the period.

Describe recent portfolio activity.

Throughout the reporting period, the Fund maintained a constant overweight position in the consumer discretionary sector, driven almost entirely by a large allocation to the internet & direct marketing retail industry. The Fund also kept a constant underweight exposure to consumer staples stocks. The largest change to the Fund’s relative positioning was the shift in health care sector exposure from underweight to overweight, due mostly to an increase in exposure to the health care equipment & supplies industry. The Fund also moved from a large underweight position in the industrials sector toward a more neutral stance, primarily by adding to positions in the aerospace & defense industry. Lastly, the Fund reduced its overweight position in communication services by trimming its allocation to stocks in the entertainment industry.

Describe portfolio positioning at period end.

Relative to the Russell 1000® Growth Index, the Fund’s largest overweight positions were in the health care, consumer discretionary, materials, and communication services sectors. The Fund held underweight positions in consumer staples, IT, energy, financials, and real estate stocks.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of May 31, 2019 (continued)	FDP BlackRock Capital Appreciation Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
(b)

The Fund pursues its investment objective by investing primarily in a diversified portfolio consisting primarily of common stocks of U.S. companies that Fund management believes have exhibited above-average growth rates in earnings over the long term. The Fund’s returns from January 30, 2016 to November 27, 2017 are the returns of the fund when it followed a different investment objective and different investment strategies under the name FDP BlackRock Janus Growth Fund. The Fund’s returns prior to January 30, 2016 are the returns of the Fund when it followed different investment strategies under the name Marsico Growth FDP Fund.

(c)

A float-adjusted, market capitalization–weighted index that measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

(d)	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Performance Summary for the Period Ended May 31, 2019

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	6.34%	5.62%	N/A	9.82%	N/A	13.19%	N/A
Investor A	6.19	5.38	(0.15)%	9.55	8.37%	12.92	12.32%
Investor C	5.84	4.59	3.78	8.73	8.73	12.07	12.07
Russell 1000® Growth Index	3.91	5.39	N/A	12.33	N/A	15.64	N/A
S&P 500® Index	0.74	3.78	N/A	9.66	N/A	13.95	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

(b)

The Fund pursues its investment objective by investing primarily in a diversified portfolio consisting primarily of common stocks of U.S. companies that Fund management believes have exhibited above-average growth rates in earnings over the long term. The Fund’s returns from January 30, 2016 to November 27, 2017 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name FDP BlackRock Janus Growth Fund. The Fund’s returns prior to January 30, 2016 are the returns of the Fund when it followed different investment strategies under the name Marsico Growth FDP Fund.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (12/01/18)	Ending Account Value (05/31/19)	Expenses Paid During the Period (a)	Beginning Account Value (12/01/18)	Ending Account Value (05/31/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,063.40	$5.30	$1,000.00	$1,019.80	$5.19	1.03%
Investor A	1,000.00	1,061.90	6.58	1,000.00	1,018.55	6.44	1.28
Investor C	1,000.00	1,058.40	10.37	1,000.00	1,014.86	10.15	2.02

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of May 31, 2019	FDP BlackRock Equity Dividend Fund

Investment Objective

FDP BlackRock Equity Dividend Fund’s (the “Fund”) investment objective is to seek long-term total return and current income.

On May 15, 2019, the Board of Directors of FDP Series, Inc. and the Board of Trustees of BlackRock Equity Dividend Fund each approved the reorganization of FDP BlackRock Equity Dividend Fund with and into BlackRock Equity Dividend Fund. The reorganization is expected to occur during the third quarter of 2019 and is not subject to approval by the Fund’s shareholders.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2019, the Fund underperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

During the period, the largest detractor from relative performance was an underweight allocation and stock selection in the utilities sector. Stock selection within the electric utilities industry had the most significant negative impact on performance, primarily due to the Fund’s overweight position in California-based PG&E Corp., which came under pressure as it faced extensive liability for major wildfires in the state, including the most destructive fire in the state’s history during the first half of the period. The Fund’s decision to avoid a position in the real estate sector was the second-largest detractor from relative performance, mainly because of the strong returns for equity real estate investment trusts (“REITs”). Lastly, the Fund’s overweight sector allocation to financials weighed on relative returns, as did stock selection in the health care sector.

Conversely, the most significant contributor to the Fund’s relative performance during the period was stock selection in the information technology (“IT”) sector, especially among companies in the semiconductors & semiconductor equipment industry. Among individual securities, the Fund’s overweight position in Microsoft Corp. and its lack of a position in semiconductor producer Intel Corp. were among the top contributors to performance. Stock selection in the energy sector was the second-largest contributor at the sector level, especially within the oil, gas & consumable fuels industry. Elsewhere, stock selection in the communication services sector helped boost returns, particularly within the diversified telecom services industry, and stock selection in consumer staples and an overweight allocation to the consumer discretionary sector also added to relative results.

The Fund had an elevated cash balance during the period, which was the result of a strategic decision made by the investment adviser. Cash is used to offset the investment adviser’s preferred cyclical exposures and acts as a reserve kept on hand in the event that a market sell-off creates attractive entry points for the Fund. During the period, the Fund’s cash position had a marginally positive effect on performance.

Describe recent portfolio activity.

During the period, the Fund increased its exposure to the communication services and consumer staples sectors, as well as its cash allocation. Conversely, the Fund reduced its allocations to the health care, energy, and utilities sectors.

Describe portfolio positioning at period end.

Relative to the Russell 1000® Value Index, the Fund ended the period with its largest overweight allocations in the financials, IT and energy sectors. The Fund also maintained a large absolute allocation to the health care sector. The largest underweight positions relative to the benchmark were in the communication services and consumer discretionary sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of May 31, 2019 (continued)	FDP BlackRock Equity Dividend Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
(b)

The Fund pursues its investment objective by investing under normal circumstances, at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities. The Fund’s returns prior to November 28, 2017 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name FDP BlackRock Invesco Value Fund.

(c)

A float-adjusted, market capitalization–weighted index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values

Performance Summary for the Period Ended May 31, 2019

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(0.93)%	0.97%	N/A	6.02%	N/A	12.23%	N/A
Investor A	(1.02)	0.68	(4.60)%	5.77	4.63%	11.95	11.35%
Investor C	(1.48)	(0.10)	(0.81)	4.96	4.96	11.11	11.11
Russell 1000® Value Index	(1.96)	1.45	N/A	6.53	N/A	12.33	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

(b)

The Fund pursues its investment objective by investing under normal circumstances, at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities. The Fund’s returns prior to November 28, 2017 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name FDP BlackRock Invesco Value Fund.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (12/01/18)	Ending Account Value (05/31/19)	Expenses Paid During the Period (a)	Beginning Account Value (12/01/18)	Ending Account Value (05/31/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$990.70	$5.06	$1,000.00	$1,019.85	$5.14	1.02%
Investor A	1,000.00	989.80	6.25	1,000.00	1,018.65	6.34	1.26
Investor C	1,000.00	985.20	9.90	1,000.00	1,014.96	10.05	2.00

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

FUND SUMMARY	7

Fund Summary as of May 31, 2019	FDP BlackRock International Fund

Investment Objective

FDP BlackRock International Fund’s (the “Fund”) investment objective is to seek long-term capital growth.

On May 15, 2019, the Board of Directors of FDP Series, Inc. and the Board of Directors of BlackRock Series, Inc. each approved the reorganization of FDP BlackRock International Fund with and into BlackRock International Fund. The reorganization is expected to occur during the third quarter of 2019 and is not subject to approval by the Fund’s shareholders.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2019, the Fund underperformed its benchmark, the MSCI All Country World ex USA Index.

What factors influenced performance?

Negative stock selection in the energy, materials, and industrials sectors were the primary detractors from relative performance during the period. Among individual stocks, the largest detractors were Chinese internet search provider Baidu, Inc., aircraft manufacturer Bombardier Inc., and German pharmaceutical giant Bayer AG. Shares of Baidu were particularly weak during the period, as the company disappointed investors with weak growth guidance in October 2018.

Conversely, positive stock selection within the financials, information technology (“IT”) and consumer discretionary sectors were responsible for most of the positive contribution to the Fund’s relative performance. The largest individual stock contributors included Southeast Asian internet platform provider Sea Ltd., Japanese conglomerate Sony Corp., and U.S. data center specialist Equinix, Inc. In particular, Sea announced strong quarterly results in February 2019 that helped drive the stock’s performance during much of the period.

Describe recent portfolio activity.

At the sector level, the largest change in the Fund’s portfolio was its reduction in exposure to financials, going from meaningfully overweight to a significant underweight position. The Fund also increased its exposure to industrials, having had no stocks in its portfolio at the beginning of the period. Even with the addition of some industrials stocks, the Fund remained modestly underweight relative to the benchmark.

Describe portfolio positioning at period end.

At the end of the period, the Fund’s largest sector overweight positions were in consumer staples and health care, with exposure to food products and beverage stocks within consumer staples being particularly noteworthy. The largest underweight sectors were in financials and energy, with an especially low exposure to the bank industry. From a regional perspective, the Fund’s largest overweight position was to Europe ex-U.K., while the largest underweight exposure was to Japan.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of May 31, 2019 (continued)	FDP BlackRock International Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
(b)

The Fund pursues its investment objective by investing at least 75% of its total assets in global equity securities of any market capitalization, selected for their above-average return potential. The Fund’s returns prior to November 28, 2017 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name FDP BlackRock MFS Research International Fund.

(c)	A free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States.

Performance Summary for the Period Ended May 31, 2019

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.56%	(7.04)%	N/A	(0.27)%	N/A	5.18%	N/A
Investor A	3.41	(7.30)	(12.17)%	(0.52)	(1.59)%	4.92	4.36%
Investor C	3.04	(7.96)	(8.87)	(1.27)	(1.27)	4.14	4.14
MSCI All Country World ex USA Index	2.30	(6.26)	N/A	1.31	N/A	5.80	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

(b)

The Fund pursues its investment objective by investing at least 75% of its total assets in global equity securities of any market capitalization, selected for their above-average return potential. The Fund’s returns prior to November 28, 2017 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name FDP BlackRock MFS Research International Fund.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (12/01/18)	Ending Account Value (05/31/19)	Expenses Paid During the Period (a)	Beginning Account Value (12/01/18)	Ending Account Value (05/31/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,035.60	$5.63	$1,000.00	$1,019.40	$5.59	1.11%
Investor A	1,000.00	1,034.10	6.85	1,000.00	1,018.20	6.79	1.35
Investor C	1,000.00	1,030.40	10.58	1,000.00	1,014.51	10.50	2.09

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

FUND SUMMARY	9

About Fund Performance

Shares are only available for purchase through the FDP Service.

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Effective November 8, 2018, the Funds adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment adviser, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 5 of the Notes to Financial Statements for additional information on waivers and reimbursements.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples on previous pages (which are based on a hypothetical investment of $1,000 invested on December 1, 2018 and held through May 31, 2019) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Portfolio Information  as of May 31, 2019

FDP BlackRock Capital Appreciation Fund

TEN LARGEST HOLDINGS

Holding	Percent of Net Assets
Amazon.com, Inc.	9%
Microsoft Corp.	6
Visa, Inc.	5
Mastercard, Inc.	4
UnitedHealth Group, Inc.	3
Netflix, Inc.	3
Alphabet, Inc.	3
CoStar Group, Inc.	3
salesforce.com, Inc.	3
Adobe, Inc.	3

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	33%
Consumer Discretionary	17
Health Care	15
Communication Services	13
Industrials	11
Financials	4
Materials	3
Short Term Securities	3
Consumer Staples	2
Real Estate	2
Liabilities in Excess of Other Assets	(3)

FDP BlackRock Equity Dividend Fund

TEN LARGEST HOLDINGS

Holding	Percent of Net Assets
Verizon Communications, Inc.	4%
JPMorgan Chase & Co.	4
Wells Fargo & Co.	3
Citigroup, Inc.	3
Bank of America Corp.	3
BP PLC	2
Microsoft Corp.	2
Pfizer, Inc.	2
Medtronic PLC	2
Oracle Corp.	2

SECTOR ALLOCATION

Sector	Percent of Net Assets
Financials	26%
Health Care	16
Information Technology	11
Energy	10
Consumer Staples	8
Short Term Securities	7
Communication Services	6
Industrials	6
Consumer Discretionary	4
Utilities	3
Materials	3
Liabilities in Excess of Other Assets	—

PORTFOLIO INFORMATION	11

Portfolio Information  as of May 31, 2019 (continued)

FDP BlackRock International Fund

TEN LARGEST HOLDINGS

Holding	Percent of Net Assets
Nestle SA	8%
Roche Holding AG	7
Sony Corp.	6
ASML Holding NV	4
Koninklijke DSM NV	4
Equinix, Inc.	4
Fomento Economico Mexicano SAB de CV	4
Knorr-Bremse AG	4
Burberry Group PLC	4
Banco Bilbao Vizcaya Argentaria SA	4

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
Switzerland	16%
France	13
United States	11
United Kingdom	10
Netherlands	9
China	6
Japan	6
Canada	6
Mexico	4
Germany	4
Spain	4
Brazil	3
Italy	3
Portugal	2
India	2
Singapore	1

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments May 31, 2019	FDP BlackRock Capital Appreciation Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 100.1%

Aerospace & Defense — 2.2%
Boeing Co.	4,320	$1,475,755

Automobiles — 0.3%
Ferrari NV	1,179	168,621

Beverages — 2.1%
Constellation Brands, Inc., Class A	8,040	1,418,658

Biotechnology — 1.0%
Vertex Pharmaceuticals, Inc.(a)	4,098	681,006

Capital Markets — 3.8%
CME Group, Inc.	6,218	1,194,602
S&P Global, Inc.	6,064	1,296,968

		2,491,570

Chemicals — 1.6%
Linde PLC	573	103,455
Sherwin-Williams Co.	2,224	932,857

		1,036,312

Construction Materials — 1.3%
Vulcan Materials Co.	7,039	879,241

Electronic Equipment, Instruments & Components — 0.5%
Keysight Technologies, Inc.(a)	4,627	347,627

Entertainment — 3.6%
Electronic Arts, Inc.(a)	4,385	408,156
Netflix, Inc.(a)	5,804	1,992,397

		2,400,553

Equity Real Estate Investment Trusts (REITs) — 1.9%
SBA Communications Corp.(a)	5,830	1,261,670

Health Care Equipment & Supplies — 6.8%
Align Technology, Inc.(a)	5,136	1,460,422
Becton Dickinson & Co.	3,601	840,617
Boston Scientific Corp.(a)	33,498	1,286,658
Intuitive Surgical, Inc.(a)	1,969	915,290

		4,502,987

Health Care Providers & Services — 3.9%
Centene Corp.(a)	7,054	407,369
UnitedHealth Group, Inc.	8,993	2,174,507

		2,581,876

Hotels, Restaurants & Leisure — 1.4%
Domino’s Pizza, Inc.	3,353	937,164

Industrial Conglomerates — 2.2%
Honeywell International, Inc.	3,119	512,483
Roper Technologies, Inc.	2,695	926,864

		1,439,347

Interactive Media & Services — 9.8%
Alphabet, Inc., Class A(a)	1,756	1,943,014
Facebook, Inc., Class A(a)	8,663	1,537,423
IAC/InterActiveCorp(a)	6,611	1,460,039
Tencent Holdings Ltd.	36,000	1,501,115

		6,441,591

Internet & Direct Marketing Retail — 13.1%
Alibaba Group Holding Ltd. — ADR(a)	6,097	910,038
Amazon.com, Inc.(a)	3,296	5,850,631
Booking Holdings, Inc.(a)	212	351,119
MercadoLibre, Inc.(a)	2,728	1,556,378

		8,668,166

Security	Shares	Value

IT Services — 11.1%
Mastercard, Inc., Class A	11,660	$2,932,373
PayPal Holdings, Inc.(a)	9,817	1,077,416
Visa, Inc., Class A	20,390	3,289,519

		7,299,308

Life Sciences Tools & Services — 2.7%
Illumina, Inc.(a)	3,241	994,695
IQVIA Holdings, Inc.(a)	5,557	754,919

		1,749,614

Machinery — 1.1%
Xylem, Inc.	9,779	725,797

Pharmaceuticals — 1.0%
Zoetis, Inc.	6,322	638,838

Professional Services — 3.9%
CoStar Group, Inc.(a)	3,775	1,923,891
TransUnion	10,021	656,776

		2,580,667

Road & Rail — 1.7%
Union Pacific Corp.	6,700	1,117,426

Semiconductors & Semiconductor Equipment — 2.8%
ASML Holding NV — NY Shares(b)	6,707	1,261,251
Xilinx, Inc.	6,003	614,167

		1,875,418

Software — 18.2%
Adobe, Inc.(a)	6,289	1,703,690
Autodesk, Inc.(a)	5,123	824,342
Intuit, Inc.	6,698	1,640,005
Microsoft Corp.	32,277	3,992,020
PTC, Inc.(a)	5,654	475,275
salesforce.com, Inc.(a)	12,622	1,911,097
ServiceNow, Inc.(a)	5,542	1,451,616

		11,998,045

Specialty Retail — 1.1%
Burlington Stores, Inc.(a)	4,596	719,642

Textiles, Apparel & Luxury Goods — 1.0%
NIKE, Inc., Class B	8,336	643,039

Total Long-Term Investments — 100.1% (Cost — $47,261,891)		66,079,938

Short-Term Securities — 2.5%

Money Market Funds — 2.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.29%(c)(e)	360,571	360,571
SL Liquidity Series, LLC, Money Market Series, 2.57%(c)(d)(e)	1,317,352	1,317,616

Total Money Market Funds — 2.5% (Cost — $1,678,175)		1,678,187

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (continued) May 31, 2019	FDP BlackRock Capital Appreciation Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Time Deposits — 0.0%

Hong Kong — 0.0%
Brown Brothers Harriman & Co., 0.84%, 06/03/19	HKD	37	$4,689

Total Time Deposits — 0.0% (Cost — $4,689)			4,689

Total Short-Term Securities — 2.5% (Cost — $1,682,864)			1,682,876

Total Investments — 102.6% (Cost — $48,944,755)			67,762,814

Liabilities in Excess of Other Assets — (2.6)%			(1,741,248)

Net Assets — 100.0%			$66,021,566

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.

(e)

During the year ended May 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 05/31/18	Net Activity	Shares Held at 05/31/19	Value at 05/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	562,638	(202,067)	360,571	$360,571	$11,245		$—	$—
SL Liquidity Series, LLC, Money Market Series	—	1,317,352	1,317,352	1,317,616	2,270	(b)	1,414	12

				$1,678,187	$13,515		$1,414	$12

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2019	FDP BlackRock Capital Appreciation Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Aerospace & Defense	$1,475,755	$—	$—	$1,475,755
Automobiles	168,621	—	—	168,621
Beverages	1,418,658	—	—	1,418,658
Biotechnology	681,006	—	—	681,006
Capital Markets	2,491,570	—	—	2,491,570
Chemicals	1,036,312	—	—	1,036,312
Construction Materials	879,241	—	—	879,241
Electronic Equipment, Instruments & Components	347,627	—	—	347,627
Entertainment	2,400,553	—	—	2,400,553
Equity Real Estate Investment Trusts (REITs)	1,261,670	—	—	1,261,670
Health Care Equipment & Supplies	4,502,987	—	—	4,502,987
Health Care Providers & Services	2,581,876	—	—	2,581,876
Hotels, Restaurants & Leisure	937,164	—	—	937,164
Industrial Conglomerates	1,439,347	—	—	1,439,347
Interactive Media & Services	4,940,476	1,501,115	—	6,441,591
Internet & Direct Marketing Retail	8,668,166	—	—	8,668,166
IT Services	7,299,308	—	—	7,299,308
Life Sciences Tools & Services	1,749,614	—	—	1,749,614
Machinery	725,797	—	—	725,797
Pharmaceuticals	638,838	—	—	638,838
Professional Services	2,580,667	—	—	2,580,667
Road & Rail	1,117,426	—	—	1,117,426
Semiconductors & Semiconductor Equipment	1,875,418	—	—	1,875,418
Software	11,998,045	—	—	11,998,045
Specialty Retail	719,642	—	—	719,642
Textiles, Apparel & Luxury Goods	643,039	—	—	643,039
Short-Term Securities:
Money Market Funds	360,571	—	—	360,571
Time Deposits	—	4,689	—	4,689

Subtotal	$64,939,394	$1,505,804	$—	$66,445,198

Investments Valued at NAV(a)				1,317,616

Total Investments	$64,939,394	$1,505,804	$—	$67,762,814

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	15

Schedule of Investments May 31, 2019	FDP BlackRock Equity Dividend Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 93.2%

Aerospace & Defense — 2.0%
BAE Systems PLC	80,579	$460,657
Lockheed Martin Corp.	1,113	376,795
Northrop Grumman Corp.	1,026	311,134

		1,148,586

Automobiles — 0.6%
General Motors Co.	10,860	362,072

Banks — 13.1%
Bank of America Corp.	60,907	1,620,126
Citigroup, Inc.	29,625	1,841,194
JPMorgan Chase & Co.	19,847	2,102,988
Wells Fargo & Co.	44,694	1,983,073

		7,547,381

Beverages — 2.4%
Constellation Brands, Inc., Class A	1,792	316,198
Diageo PLC	11,228	472,267
PepsiCo, Inc.	4,614	590,592

		1,379,057

Building Products — 0.9%
Johnson Controls International PLC	10,125	390,015
Masco Corp.	3,572	124,734

		514,749

Capital Markets — 3.4%
Charles Schwab Corp.	5,117	212,919
Goldman Sachs Group, Inc.	2,131	388,886
Morgan Stanley	20,435	831,500
State Street Corp.	9,604	530,621

		1,963,926

Chemicals — 1.8%
Dow, Inc.(a)	5,675	265,363
DowDuPont, Inc.(a)	25,676	783,632

		1,048,995

Communications Equipment — 1.0%
Motorola Solutions, Inc.	3,793	568,760

Construction Materials — 0.6%
CRH PLC	10,891	341,077

Containers & Packaging — 0.2%
International Paper Co.	3,005	124,617

Diversified Financial Services — 0.8%
AXA Equitable Holdings, Inc.	23,696	486,953

Diversified Telecommunication Services — 4.5%
BCE, Inc.	3,401	153,147
Verizon Communications, Inc.	44,930	2,441,946

		2,595,093

Electric Utilities — 2.2%
FirstEnergy Corp.	21,091	869,793
NextEra Energy, Inc.	2,146	425,358

		1,295,151

Energy Equipment & Services — 0.6%
Baker Hughes a GE Co.	15,652	335,109

Food Products — 2.6%
Conagra Brands, Inc.	11,549	309,167
Kellogg Co.	5,322	279,724
Mondelez International, Inc., Class A	2,078	105,666
Nestle SA, Registered Shares	8,383	831,583

		1,526,140

Security	Shares	Value

Health Care Equipment & Supplies — 5.1%
Alcon, Inc.(a)	7,797	$453,476
Koninklijke Philips NV	29,582	1,172,326
Medtronic PLC	14,097	1,305,100

		2,930,902

Health Care Providers & Services — 5.7%
Anthem, Inc.	4,483	1,246,184
CVS Health Corp.	10,599	555,070
Humana, Inc.	2,347	574,686
McKesson Corp.	3,285	401,230
Quest Diagnostics, Inc.	2,755	264,232
UnitedHealth Group, Inc.	1,156	279,521

		3,320,923

Household Durables — 0.5%
Newell Brands, Inc.	23,703	318,094

Household Products — 0.5%
Procter & Gamble Co.	3,067	315,625

Industrial Conglomerates — 2.0%
General Electric Co.	53,987	509,637
Honeywell International, Inc.	672	110,417
Siemens AG, Registered Shares	4,520	512,223

		1,132,277

Insurance — 8.7%
American International Group, Inc.	23,344	1,192,178
Arthur J Gallagher & Co.	7,432	625,774
Marsh & McLennan Cos., Inc.	6,200	592,720
MetLife, Inc.	24,634	1,138,337
Travelers Cos., Inc.	4,926	717,078
Willis Towers Watson PLC	4,226	741,663

		5,007,750

IT Services — 1.7%
Cognizant Technology Solutions Corp., Class A	15,669	970,381

Leisure Products — 0.2%
Mattel, Inc.(a)	10,216	100,628

Machinery — 0.5%
Pentair PLC	7,657	266,617

Media — 1.7%
Comcast Corp., Class A	24,316	996,956

Multi-Utilities — 0.5%
Public Service Enterprise Group, Inc.	4,847	284,810

Multiline Retail — 1.4%
Dollar General Corp.	6,559	834,830

Oil, Gas & Consumable Fuels — 10.0%
Anadarko Petroleum Corp.	6,060	426,442
BP PLC	208,486	1,412,652
Enterprise Products Partners LP	34,713	968,146
Marathon Oil Corp.	20,788	273,362
Marathon Petroleum Corp.	17,162	789,280
ONEOK, Inc.	6,429	409,013
Suncor Energy, Inc.	13,420	413,336
TOTAL SA — ADR	4,097	210,995
Williams Cos., Inc.	32,402	854,765

		5,757,991

Personal Products — 1.0%
Unilever NV — NY Shares	9,567	575,168

Pharmaceuticals — 5.4%
AstraZeneca PLC	12,211	899,857
Bayer AG, Registered Shares	5,591	330,617

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2019	FDP BlackRock Equity Dividend Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Novartis AG — ADR	2,709	$231,999
Novo Nordisk A/S — ADR	6,097	287,778
Pfizer, Inc.	33,062	1,372,734

		3,122,985

Road & Rail — 0.5%
Union Pacific Corp.	1,666	277,855

Semiconductors & Semiconductor Equipment — 2.3%
Marvell Technology Group Ltd.	14,814	330,352
QUALCOMM, Inc.	9,461	632,184
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	8,965	343,808

		1,306,344

Software — 5.2%
Constellation Software, Inc.	352	304,799
Microsoft Corp.	11,382	1,407,726
Oracle Corp.	25,769	1,303,911

		3,016,436

Specialty Retail — 0.8%
Lowe’s Cos., Inc.	4,953	462,016

Technology Hardware, Storage & Peripherals — 1.4%
Samsung Electronics Co. Ltd., — GDR	881	789,817

Tobacco — 1.4%
Altria Group, Inc.	15,451	758,026
Imperial Brands PLC	2,380	57,621

		815,647

Total Long-Term Investments — 93.2% (Cost — $45,778,768)		53,841,718

Security		Shares	Value

Short-Term Securities — 7.0%

Money Market Funds — 7.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.29%(b)(c)		4,025,456	$4,025,456

Total Money Market Funds — 7.0% (Cost — $4,025,456)			4,025,456

		Par (000)

Time Deposits — 0.0%

United Kingdom — 0.0%
Brown Brothers Harriman & Co., 0.37%, 06/03/19	GBP	1	1,199

Total Time Deposits — 0.0% (Cost — $1,199)			1,199

Total Short-Term Securities — 7.0% (Cost — $4,026,655)			4,026,655

Total Investments — 100.2% (Cost — $49,805,423)			57,868,373

Liabilities in Excess of Other Assets — (0.2)%			(117,822)

Net Assets — 100.0%			$57,750,551

(a)	Non-income producing security.
(b)	Annualized 7-day yield as of period end.

(c)

During the year ended May 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 05/31/18	Net Activity	Shares Held at 05/31/19	Value at 05/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	3,268,362	757,094	4,025,456	$4,025,456	$78,376		$—	$—
SL Liquidity Series, LLC, Money Market Series	—	—	—	—	14	(b)	3	—

				$4,025,456	$78,390		$3	$—

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) May 31, 2019	FDP BlackRock Equity Dividend Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Aerospace & Defense	$687,929	$460,657	$—	$1,148,586
Automobiles	362,072	—	—	362,072
Banks	7,547,381	—	—	7,547,381
Beverages	906,790	472,267	—	1,379,057
Building Products	514,749	—	—	514,749
Capital Markets	1,963,926	—	—	1,963,926
Chemicals	1,048,995	—	—	1,048,995
Communications Equipment	568,760	—	—	568,760
Construction Materials	—	341,077	—	341,077
Containers & Packaging	124,617	—	—	124,617
Diversified Financial Services	486,953	—	—	486,953
Diversified Telecommunication Services	2,595,093	—	—	2,595,093
Electric Utilities	1,295,151	—	—	1,295,151
Energy Equipment & Services	335,109	—	—	335,109
Food Products	694,557	831,583	—	1,526,140
Health Care Equipment & Supplies	1,758,576	1,172,326	—	2,930,902
Health Care Providers & Services	3,320,923	—	—	3,320,923
Household Durables	318,094	—	—	318,094
Household Products	315,625	—	—	315,625
Industrial Conglomerates	1,132,277	—	—	1,132,277
Insurance	5,007,750	—	—	5,007,750
IT Services	970,381	—	—	970,381
Leisure Products	100,628	—	—	100,628
Machinery	266,617	—	—	266,617
Media	996,956	—	—	996,956
Multiline Retail	834,830	—	—	834,830
Multi-Utilities	284,810	—	—	284,810
Oil, Gas & Consumable Fuels	4,345,339	1,412,652	—	5,757,991
Personal Products	575,168	—	—	575,168
Pharmaceuticals	1,892,511	1,230,474	—	3,122,985
Road & Rail	277,855	—	—	277,855
Semiconductors & Semiconductor Equipment	1,306,344	—	—	1,306,344
Software	3,016,436	—	—	3,016,436
Specialty Retail	462,016	—	—	462,016
Technology Hardware, Storage & Peripherals	789,817	—	—	789,817
Tobacco	758,026	57,621	—	815,647
Short-Term Securities:
Money Market Funds	4,025,456	—	—	4,025,456
Time Deposits	—	1,199	—	1,199

	$51,888,517	$5,979,856	$—	$57,868,373

See notes to financial statements.

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments May 31, 2019	FDP BlackRock International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 96.5%

Brazil — 3.3%
Ambev SA	430,798	$1,926,759

Canada — 6.0%
Rogers Communications, Inc., Class B	30,518	1,605,604
Suncor Energy, Inc.	62,914	1,938,716

		3,544,320

China — 6.2%
China Molybdenum Co. Ltd., Class H	2,613,000	821,902
Ping An Insurance Group Co. of China Ltd., Class H	167,000	1,853,067
Wuxi Biologics Cayman, Inc.(a)(b)	105,000	993,460

		3,668,429

France — 12.6%
Alstom SA	33,498	1,528,749
AXA SA	81,184	1,998,784
Engie SA	85,720	1,195,054
SES SA	82,664	1,248,546
Ubisoft Entertainment SA(a)	17,460	1,426,821

		7,397,954

Germany — 4.1%
Knorr-Bremse AG(a)	21,769	2,396,661

India — 1.6%
Indiabulls Housing Finance Ltd.	83,584	949,692

Italy — 2.7%
Intesa Sanpaolo SpA	782,098	1,595,229

Japan — 6.0%
Sony Corp.	74,200	3,555,940

Mexico — 4.1%
Fomento Economico Mexicano SAB de CV	258,944	2,407,276

Netherlands — 8.9%
ASML Holding NV	14,041	2,643,277
Koninklijke DSM NV	22,884	2,567,215

		5,210,492

Portugal — 1.6%
Banco Comercial Portugues SA, Class R(a)	3,388,543	952,374

Security	Shares	Value

Singapore — 1.4%
Sea Ltd., ADR(a)	29,616	$842,279

Spain — 3.6%
Banco Bilbao Vizcaya Argentaria SA	385,533	2,090,448

Switzerland — 16.3%
Cie Financiere Richemont SA, Registered Shares	12,763	938,868
Nestle SA, Registered Shares	44,568	4,421,089
Roche Holding AG	16,159	4,244,193

		9,604,150

United Kingdom — 9.8%
Associated British Foods PLC	65,117	2,029,615
BAE Systems PLC	258,176	1,475,949
Burberry Group PLC	105,305	2,253,928

		5,759,492

United States — 8.3%
BioMarin Pharmaceutical, Inc.(a)	10,444	858,914
Equinix, Inc.	5,244	2,547,483
Viavi Solutions, Inc.(a)	123,577	1,489,103

		4,895,500

Total Long-Term Investments — 96.5% (Cost — $56,959,558)		56,796,995

Short-Term Securities — 3.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.29%(c)(d)	1,756,321	1,756,321

Total Short-Term Securities — 3.0% (Cost — $1,756,321)		1,756,321

Total Investments — 99.5% (Cost — $58,715,879)		58,553,316

Other Assets Less Liabilities — 0.5%		306,286

Net Assets — 100.0%		$58,859,602

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Annualized 7-day yield as of period end.

(d)

During the year ended May 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 05/31/18	Net Activity	Shares Held at 05/31/19	Value at 05/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	2,966,946	(1,210,625)	1,756,321	$1,756,321	$34,913		$—	$—
SL Liquidity Series, LLC, Money Market Series	—	—	—	—	1,354	(b)	240	—

				$1,756,321	$36,267		$240	$—

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) May 31, 2019	FDP BlackRock International Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Brazil	$1,926,759	$—	$—	$1,926,759
Canada	3,544,320	—	—	3,544,320
China	—	3,668,429	—	3,668,429
France	1,248,546	6,149,408	—	7,397,954
Germany	2,396,661	—	—	2,396,661
India	—	949,692	—	949,692
Italy	—	1,595,229	—	1,595,229
Japan	—	3,555,940	—	3,555,940
Mexico	2,407,276	—	—	2,407,276
Netherlands	—	5,210,492	—	5,210,492
Portugal	—	952,374	—	952,374
Singapore	842,279	—	—	842,279
Spain	—	2,090,448	—	2,090,448
Switzerland	—	9,604,150	—	9,604,150
United Kingdom	—	5,759,492	—	5,759,492
United States	4,895,500	—	—	4,895,500
Short-Term Securities	1,756,321	—	—	1,756,321

	$19,017,662	$39,535,654	$—	$58,553,316

See notes to financial statements.

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

May 31, 2019

	FDP BlackRock Capital Appreciation Fund	FDP BlackRock Equity Dividend Fund	FDP BlackRock International Fund

ASSETS
Investments at value — unaffiliated(a)(b)	$66,084,627	$53,842,917	$56,796,995
Investments at value — affiliated(c)	1,678,187	4,025,456	1,756,321
Cash	—	—	381
Foreign currency at value(d)	—	672	120
Receivables:
Investments sold	—	337,824	140,355
Securities lending income — affiliated	36	—	18
Dividends — affiliated	514	7,664	2,300
Dividends — unaffiliated	51,503	209,499	535,951
Prepaid expenses	16,431	16,382	16,393

Total assets	67,831,298	58,440,414	59,248,834

LIABILITIES
Bank overdraft	—	5,705	—
Cash collateral on securities loaned at value	1,316,190	—	—
Payables:
Investments purchased	127,564	363,305	—
Board realignment and consolidation	7,257	7,116	7,306
Capital shares redeemed	183,949	146,858	192,822
Investment advisory fees	37,881	30,485	38,887
Directors’ and Officer’s fees	2,479	2,474	2,452
Other accrued expenses	109,524	112,336	125,681
Other affiliates	221	—	208
Service and distribution fees	24,667	21,584	21,876

Total liabilities	1,809,732	689,863	389,232

NET ASSETS	$66,021,566	$57,750,551	$58,859,602

NET ASSETS CONSIST OF
Paid-in capital	$46,052,445	$47,824,274	$66,540,862
Accumulated earnings (loss)	19,969,121	9,926,277	(7,681,260)

NET ASSETS	$66,021,566	$57,750,551	$58,859,602

(a) Investments at cost — unaffiliated	$47,266,580	$45,779,967	$56,959,558
(b) Securities loaned at value	$1,165,910	$—	$—
(c) Investments at cost — affiliated	$1,678,175	$4,025,456	$1,756,321
(d) Foreign currency at cost	$—	$672	$120

See notes to financial statements.

FINANCIAL STATEMENTS	21

Statements of Assets and Liabilities  (continued)

May 31, 2019

	FDP BlackRock Capital Appreciation Fund	FDP BlackRock Equity Dividend Fund	FDP BlackRock International Fund

NET ASSET VALUE

Institutional
Net assets	$3,401,403	$3,097,085	$2,938,164

Shares outstanding(e)	225,660	262,517	245,126

Net asset value	$15.07	$11.80	$11.99

Investor A
Net assets	$46,121,140	$40,362,151	$41,507,492

Shares outstanding(e)	3,213,077	3,473,823	3,481,737

Net asset value	$14.35	$11.62	$11.92

Investor C
Net assets	$16,499,023	$14,291,315	$14,413,946

Shares outstanding(e)	1,342,270	1,272,381	1,216,148

Net asset value	$12.29	$11.23	$11.85

(e)	100 million shares authorized, $0.10 par value.

See notes to financial statements.

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended May 31, 2019

	FDP BlackRock Capital Appreciation Fund	FDP BlackRock Equity Dividend Fund	FDP BlackRock International Fund

INVESTMENT INCOME
Dividends — unaffiliated(a)	$591,725	$1,842,268	$1,842,644
Dividends — affiliated	11,245	78,376	34,913
Securities lending income — affiliated — net	2,270	14	1,354
Foreign taxes withheld	(7,426)	(42,878)	(221,379)

Total investment income	597,814	1,877,780	1,657,532

EXPENSES
Investment advisory	574,194	454,541	611,847
Service and distribution — class specific	315,716	284,032	297,962
Transfer agent — class specific	81,857	72,567	85,404
Professional	69,241	61,452	74,565
Registration	47,355	47,355	47,795
Accounting services	26,788	23,061	24,426
Printing	17,255	16,960	19,378
Custodian	16,822	42,119	7,402
Directors and Officer	13,852	13,781	13,752
Board realignment and consolidation	13,233	13,148	13,350
Miscellaneous	14,148	13,752	15,781

Total expenses	1,190,461	1,042,768	1,211,662
Less:
Fees waived and/or reimbursed by the Manager	(108,060)	(67,577)	(103,141)
Fees paid indirectly	(14)	(2,219)	(225)

Total expenses after fees waived and/or reimbursed and paid indirectly	1,082,387	972,972	1,108,296

Net investment income (loss)	(484,573)	904,808	549,236

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	4,599,212	4,978,744	(7,572,295)
Investments — affiliated	1,414	3	240
Foreign currency transactions	(54)	(684)	6,477

	4,600,572	4,978,063	(7,565,578)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(461,535)	(5,306,883)	1,342,436
Investments — affiliated	12	—	—
Foreign currency translations	(5)	(503)	(7,697)

	(461,528)	(5,307,386)	1,334,739

Net realized and unrealized gain (loss)	4,139,044	(329,323)	(6,230,839)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,654,471	$575,485	$(5,681,603)

(a) Includes non-recurring dividends in the amount of	$167,855	$—	$—

See notes to financial statements.

FINANCIAL STATEMENTS	23

Statements of Changes in Net Assets

	FDP BlackRock Capital Appreciation Fund		FDP BlackRock Equity Dividend Fund
	Year Ended May 31,		Year Ended May 31,
	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$(484,573)	$(607,665)	$904,808	$706,398
Net realized gain	4,600,572	23,588,168	4,978,063	30,762,605
Net change in unrealized depreciation	(461,528)	(5,981,277)	(5,307,386)	(19,322,521)

Net increase in net assets resulting from operations	3,654,471	16,999,226	575,485	12,146,482

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
From net investment income and net realized gain:
Institutional	(812,997)	(506,731)	(1,040,126)	(654,891)
Investor A	(11,159,822)	(6,689,015)	(14,193,431)	(8,700,449)
Investor C	(5,217,643)	(3,707,198)	(5,905,443)	(4,683,495)

Decrease in net assets resulting from distributions to shareholders	(17,190,462)	(10,902,944)	(21,139,000)	(14,038,835)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(923,617)	(34,987,351)	4,816,162	(28,684,402)

NET ASSETS(b)
Total decrease in net assets	(14,459,608)	(28,891,069)	(15,747,353)	(30,576,755)
Beginning of year	80,481,174	109,372,243	73,497,904	104,074,659

End of year	$66,021,566	$80,481,174	$57,750,551	$73,497,904

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and distributions in excess of net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	FDP BlackRock International Fund
	Year Ended May 31,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$549,236		$333,682
Net realized gain (loss)	(7,565,578)		40,737,939
Net change in unrealized appreciation (depreciation)	1,334,739		(35,948,961)

Net increase (decrease) in net assets resulting from operations	(5,681,603)		5,122,660

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
From net investment income and net realized gain:
Institutional	(120,408)		(65,456)
Investor A	(1,416,382)		(838,346)
Investor C	(417,831)	—

Decrease in net assets resulting from distributions to shareholders	(1,954,621)		(903,802)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(14,681,569)		(50,601,102)

NET ASSETS(b)
Total decrease in net assets	(22,317,793)		(46,382,244)
Beginning of year	81,177,395		127,559,639

End of year	$58,859,602		$81,177,395

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and distributions in excess of net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	25

Financial Highlights

(For a share outstanding throughout each period)

	FDP BlackRock Capital Appreciation Fund

	Institutional

	Year Ended May 31,
	2019		2018	2017	2016	2015

Net asset value, beginning of year	$17.80		$16.48	$15.01	$17.66	$17.11

Net investment income (loss)(a)	(0.04	)(b)	(0.03)	0.02	(0.08)	(0.02)
Net realized and unrealized gain (loss)	0.99		3.34	2.34	(0.30)	1.60

Net increase (decrease) from investment operations	0.95		3.31	2.36	(0.38)	1.58

Distributions from net realized gain(c)	(3.68)		(1.99)	(0.89)	(2.27)	(1.03)

Net asset value, end of year	$15.07		$17.80	$16.48	$15.01	$17.66

Total Return(d)
Based on net asset value	5.62%		21.93%	16.48%	(2.81)%	9.55%

Ratios to Average Net Assets
Total expenses	1.22%		1.18%	1.10%	1.35%	1.10%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.07%		1.08%	1.05%	1.30%	1.05%

Net investment income (loss)	(0.24	)%(b)	(0.19)%	0.15%	(0.54)%	(0.09)%

Supplemental Data
Net assets, end of year (000)	$3,401		$4,025	$4,787	$5,397	$5,959

Portfolio turnover rate	47%		106%	48%	128%	86%

(a)	Based on average shares outstanding.
(b)	Net investment loss per share and ratio of net investment loss to average net assets include $0.04 per share and 0.23%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.

See notes to financial statements.

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	FDP BlackRock Capital Appreciation Fund (continued)

	Investor A

	Year Ended May 31,
	2019		2018	2017	2016	2015

Net asset value, beginning of year	$17.11		$15.91	$14.55	$17.23	$16.75

Net investment loss(a)	(0.07	)(b)	(0.07)	(0.01)	(0.12)	(0.06)
Net realized and unrealized gain (loss)	0.95		3.21	2.26	(0.29)	1.57

Net increase (decrease) from investment operations	0.88		3.14	2.25	(0.41)	1.51

Distributions from net realized gain(c)	(3.64)		(1.94)	(0.89)	(2.27)	(1.03)

Net asset value, end of year	$14.35		$17.11	$15.91	$14.55	$17.23

Total Return(d)
Based on net asset value	5.38%		21.56%	16.24%	(3.08)%	9.32%

Ratios to Average Net Assets
Total expenses	1.47%		1.43%	1.35%	1.60%	1.35%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.32%		1.33%	1.30%	1.55%	1.30%

Net investment loss	(0.49	)%(b)	(0.44)%	(0.09)%	(0.79)%	(0.34)%

Supplemental Data
Net assets, end of year (000)	$46,121		$52,880	$64,535	$53,675	$61,289

Portfolio turnover rate	47%		106%	48%	128%	86%

(a)	Based on average shares outstanding.
(b)	Net investment loss per share and ratio of net investment loss to average net assets include $0.03 per share and 0.23%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	27

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	FDP BlackRock Capital Appreciation Fund (continued)

	Investor C

	Year Ended May 31,
	2019		2018	2017	2016	2015

Net asset value, beginning of year	$15.14		$14.22	$13.19	$15.93	$15.68

Net investment loss(a)	(0.15	)(b)	(0.17)	(0.11)	(0.21)	(0.17)
Net realized and unrealized gain (loss)	0.83		2.86	2.03	(0.26)	1.45

Net increase (decrease) from investment operations	0.68		2.69	1.92	(0.47)	1.28

Distributions from net realized gain(c)	(3.53)		(1.77)	(0.89)	(2.27)	(1.03)

Net asset value, end of year	$12.29		$15.14	$14.22	$13.19	$15.93

Total Return(d)
Based on net asset value	4.59%		20.66%	15.37%	(3.85)%	8.46%

Ratios to Average Net Assets
Total expenses	2.22%		2.19%	2.12%	2.36%	2.11%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.07%		2.09%	2.06%	2.31%	2.06%

Net investment loss	(1.22	)%(b)	(1.19)%	(0.86)%	(1.55)%	(1.10)%

Supplemental Data
Net assets, end of year (000)	$16,499		$23,576	$40,050	$76,694	$92,669

Portfolio turnover rate	47%		106%	48%	128%	86%

(a)	Based on average shares outstanding.
(b)	Net investment loss per share and ratio of net investment loss to average net assets include $0.03 per share and 0.23%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See notes to financial statements.

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	FDP BlackRock Equity Dividend Fund

	Institutional

	Year Ended May 31,
	2019		2018	2017	2016	2015

Net asset value, beginning of year	$16.30		$16.76	$15.12	$16.68	$15.78

Net investment income(a)	0.23		0.22	0.22	0.23	0.18
Net realized and unrealized gain (loss)	(0.01)		2.07	2.33	(1.47)	0.99

Net increase (decrease) from investment operations	0.22		2.29	2.55	(1.24)	1.17

Distributions(b)
From net investment income	(0.20)		(0.11)	(0.40)	(0.32)	(0.27)
From net realized gain	(4.52)		(2.64)	(0.51)	—	—

Total distributions	(4.72)		(2.75)	(0.91)	(0.32)	(0.27)

Net asset value, end of year	$11.80		$16.30	$16.76	$15.12	$16.68

Total Return(c)
Based on net asset value	0.97%		14.13%	17.03%	(7.54)%	7.49%

Ratios to Average Net Assets
Total expenses	1.18	%(d)	1.06%	0.99%	1.20%	1.00%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.07	%(d)	0.98%	0.94%	1.20%	1.00%

Net investment income	1.83	%(d)	1.30%	1.36%	1.54%	1.13%

Supplemental Data
Net assets, end of year (000)	$3,097		$3,634	$4,522	$5,376	$5,890

Portfolio turnover rate	42%		81%	14%	15%	19%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	29

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	FDP BlackRock Equity Dividend Fund (continued)

	Investor A

	Year Ended May 31,
	2019		2018	2017	2016	2015

Net asset value, beginning of year	$16.12		$16.60	$14.98	$16.53	$15.63

Net investment income(a)	0.20		0.17	0.18	0.19	0.14
Net realized and unrealized gain (loss)	(0.01)		2.06	2.31	(1.46)	0.97

Net increase (decrease) from investment operations	0.19		2.23	2.49	(1.27)	1.11

Distributions(b)
From net investment income	(0.17)		(0.07)	(0.36)	(0.28)	(0.21)
From net realized gain	(4.52)		(2.64)	(0.51)	—	—

Total distributions	(4.69)		(2.71)	(0.87)	(0.28)	(0.21)

Net asset value, end of year	$11.62		$16.12	$16.60	$14.98	$16.53

Total Return(c)
Based on net asset value	0.68%		13.89%	16.77%	(7.78)%	7.19%

Ratios to Average Net Assets
Total expenses	1.42	%(d)	1.31%	1.24%	1.45%	1.25%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.31	%(d)	1.23%	1.19%	1.45%	1.25%

Net investment income	1.58	%(d)	1.04%	1.11%	1.29%	0.88%

Supplemental Data
Net assets, end of year (000)	$40,362		$48,647	$61,471	$53,623	$60,815

Portfolio turnover rate	42%		81%	14%	15%	19%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	FDP BlackRock Equity Dividend Fund (continued)

	Investor C

	Year Ended May 31,
	2019		2018	2017	2016	2015

Net asset value, beginning of year	$15.71		$16.29	$14.71	$16.24	$15.37

Net investment income(a)	0.10		0.05	0.06	0.08	0.02
Net realized and unrealized gain (loss)	(0.01)		2.01	2.27	(1.45)	0.96

Net increase (decrease) from investment operations	0.09		2.06	2.33	(1.37)	0.98

Distributions(b)
From net investment income	(0.05)		—	(0.24)	(0.16)	(0.11)
From net realized gain	(4.52)		(2.64)	(0.51)	—	—

Total distributions	(4.57)		(2.64)	(0.75)	(0.16)	(0.11)

Net asset value, end of year	$11.23		$15.71	$16.29	$14.71	$16.24

Total Return(c)
Based on net asset value	(0.10)%		13.03%	15.90%	(8.51)%	6.40%

Ratios to Average Net Assets
Total expenses	2.16	%(d)	2.06%	2.01%	2.21%	2.01%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.05	%(d)	1.99%	1.95%	2.21%	2.01%

Net investment income	0.83	%(d)	0.28%	0.37%	0.53%	0.12%

Supplemental Data
Net assets, end of year (000)	$14,291		$21,217	$38,081	$77,352	$92,568

Portfolio turnover rate	42%		81%	14%	15%	19%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	31

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	FDP BlackRock International Fund

	Institutional

	Year Ended May 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$13.32	$12.98	$11.28	$13.05	$13.32

Net investment income(a)	0.15	0.12	0.16	0.16	0.17
Net realized and unrealized gain (loss)	(1.06)	0.40	1.70	(1.78)	(0.18)

Net increase (decrease) from investment operations	(0.91)	0.52	1.86	(1.62)	(0.01)

Distributions(b)
From net investment income	(0.17)	(0.18)	(0.16)	(0.15)	(0.26)
From net realized gain	(0.25)	—	—	—	—

Total distributions	(0.42)	(0.18)	(0.16)	(0.15)	(0.26)

Net asset value, end of year	$11.99	$13.32	$12.98	$11.28	$13.05

Total Return(c)
Based on net asset value	(7.04)%	4.02%	16.74%	(12.57)%	(0.04)%

Ratios to Average Net Assets
Total expenses	1.35%	1.38%	1.30%	1.44%	1.26%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.20%	1.26%	1.20%	1.34%	1.26%

Net investment income	1.24%	0.86%	1.40%	1.37%	1.32%

Supplemental Data
Net assets, end of year (000)	$2,938	$4,006	$5,311	$5,817	$6,478

Portfolio turnover rate	90%	144%	30%	37%	27%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.

See notes to financial statements.

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	FDP BlackRock International Fund (continued)

	Investor A

	Year Ended May 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$13.22	$12.90	$11.20	$12.97	$13.24

Net investment income(a)	0.12	0.08	0.13	0.13	0.14
Net realized and unrealized gain (loss)	(1.06)	0.40	1.70	(1.78)	(0.17)

Net increase (decrease) from investment operations	(0.94)	0.48	1.83	(1.65)	(0.03)

Distributions(b)
From net investment income	(0.11)	(0.16)	(0.13)	(0.12)	(0.24)
From net realized gain	(0.25)	—	—	—	—

Total distributions	(0.36)	(0.16)	(0.13)	(0.12)	(0.24)

Net asset value, end of year	$11.92	$13.22	$12.90	$11.20	$12.97

Total Return(c)
Based on net asset value	(7.30)%	3.71%	16.55%	(12.85)%	(0.25)%

Ratios to Average Net Assets
Total expenses	1.59%	1.63%	1.55%	1.68%	1.51%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.44%	1.51%	1.45%	1.58%	1.51%

Net investment income	1.01%	0.59%	1.15%	1.12%	1.09%

Supplemental Data
Net assets, end of year (000)	$41,507	$53,715	$75,800	$60,141	$70,702

Portfolio turnover rate	90%	144%	30%	37%	27%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	33

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	FDP BlackRock International Fund (continued)

	Investor C

	Year Ended May 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$13.12	$12.75	$11.06	$12.81	$13.08

Net investment income (loss)(a)	0.03	(0.03)	0.03	0.04	0.04
Net realized and unrealized gain (loss)	(1.05)	0.40	1.70	(1.77)	(0.17)

Net increase (decrease) from investment operations	(1.02)	0.37	1.73	(1.73)	(0.13)

Distributions(b)
From net investment income	—	—	(0.04)	(0.02)	(0.14)
From net realized gain	(0.25)	—	—	—	—

Total distributions	(0.25)	—	(0.04)	(0.02)	(0.14)

Net asset value, end of year	$11.85	$13.12	$12.75	$11.06	$12.81

Total Return(c)
Based on net asset value	(7.96)%	2.90%	15.67%	(13.52)%	(0.97)%

Ratios to Average Net Assets
Total expenses	2.34%	2.39%	2.31%	2.44%	2.26%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.19%	2.27%	2.21%	2.34%	2.26%

Net investment income (loss)	0.21%	(0.26)%	0.29%	0.34%	0.29%

Supplemental Data
Net assets, end of year (000)	$14,414	$23,456	$46,449	$88,002	$109,093

Portfolio turnover rate	90%	144%	30%	37%	27%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See notes to financial statements.

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

FDP Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation is organized as a Maryland corporation.

The following, each of which is a series of the Corporation, are referred to herein collectively as the “Funds” or individually as a “Fund”.

Fund Name	Herein Referred To As	Diversification Classification
FDP BlackRock Capital Appreciation Fund	Capital Appreciation Fund	Diversified
FDP BlackRock Equity Dividend Fund	Equity Dividend Fund	Diversified
FDP BlackRock International Fund	International Fund	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a CDSC. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan). Shares are only available for purchase through the FDP Service.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

On May 15, 2019, the Board of Directors of FDP Series, Inc. and the Board of Directors/Trustees of BlackRock Capital Appreciation Fund, Inc, BlackRock Equity Dividend Fund and BlackRock Series, Inc. each approved the reorganization of each of FDP BlackRock Capital Appreciation Fund, FDP BlackRock Equity Dividend Fund and FDP BlackRock International Fund, with and into BlackRock Capital Appreciation Fund, Inc., BlackRock Equity Dividend Fund and BlackRock International Fund, respectively. The reorganizations are expected to occur during the third quarter of 2019 and are not subject to approval by the Funds’ shareholders.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (continued)

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Corporation (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

As of May 31, 2019, certain investments of the Fund were valued using NAV (or its equivalent) as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Capital Appreciation Fund
Morgan Stanley & Co. LLC	$1,165,910	$(1,165,910)	$—

(a)

Cash collateral with a value of $1,316,190 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Funds could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Corporation, on behalf of the Funds entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements  (continued)

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees
Average Daily Net Assets	Capital Appreciation Fund	Equity Dividend Fund	International Fund
Not exceeding $1 Billion	0.80%	0.70%	0.90%
$1 Billion — $3 Billion	0.75	0.66	0.85
$3 Billion — $5 Billion	0.72	0.63	0.81
$5 Billion — $10 Billion	0.70	0.61	0.78
Greater than $10 Billion	0.68	0.60	0.77

Service and Distribution Fees: The Corporation, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Distribution Fees
	Capital Appreciation Fund	Equity Dividend Fund	International Fund
Investor C	0.75%	0.75%	0.75%
	Service Fees
Investor A	0.25%	0.25%	0.25%
Investor C	0.25	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended May 31, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Service and Distribution Fees	Investor A	Investor C	Total
Capital Appreciation Fund	$121,942	$193,774	$315,716
Equity Dividend Fund	110,756	173,276	284,032
International Fund	116,116	181,846	297,962

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended May 31, 2019, the Funds did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended May 31, 2019, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Institutional
Capital Appreciation Fund	$120
Equity Dividend Fund	120
International Fund	120

For the year ended May 31, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Investor A	Investor C	Total
Capital Appreciation Fund	$4,261	$56,436	$21,160	$81,857
Equity Dividend Fund	3,994	50,991	17,582	72,567
International Fund	4,435	58,961	22,008	85,404

Other Fees: For the year ended May 31, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

	Capital Appreciation Fund	International Fund
Investor A	$90	$22

38	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager has contractually agreed to waive a portion of its investment advisory fees to cap the annual management fee of each Fund at the amount noted in the table below through September 30, 2019:

Capital Appreciation Fund	Equity Dividend Fund	International Fund
0.65%	0.60%	0.75%

Each contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of a Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of a Fund.

These amounts are shown as fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended May 31, 2019, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

	Capital Appreciation Fund	Equity Dividend Fund	International Fund
Amount waived	$107,662	$64,935	$101,974

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Capital Appreciation Fund	Equity Dividend Fund	International Fund
Institutional	1.95%	1.95%	1.95%
Investor A	2.20	2.20	2.20
Investor C	2.95	2.95	2.95

The Manager has agreed not to reduce or discontinue these contractual expense limitations through September 30, 2019, unless approved by the majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended May 31, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this agreement.

With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended May 31, 2019, the amounts waived were as follows:

	Capital Appreciation Fund	Equity Dividend Fund	International Fund
Amount waived	$398	$2,642	$1,167

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through September 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended May 31, 2019, there were no fees waived and by the Manager pursuant to this arrangement.

For the year ended May 31, 2019, the Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

	Capital Appreciation Fund	Equity Dividend Fund	International Fund
Amount reimbursed	$844	$759	$796

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements  (continued)

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, Capital Appreciation Fund and Equity Dividend Fund retains 73.5% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each of Capital Appreciation Fund and Equity Dividend Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2019, each of Capital Appreciation Fund and Equity Dividend Fund retained 71.5% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 65% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across a complex of open-end funds referred to as the Equity-Bond Complex in a calendar year exceeded a specified threshold, each of Capital Appreciation Fund and Equity Dividend Fund would retain for the remainder of that calendar year 75% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 65% of the total of securities lending income plus the collateral investment expenses.

Pursuant to the current securities lending agreement, International Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, International Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2019, International Fund retained 80% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across a complex of open-end funds referred to as the Equity-Bond Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 85% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended May 31, 2019, each Fund paid BIM the following amounts for securities lending agent services:

Capital Appreciation Fund	Equity Dividend Fund	International Fund
$686	$5	$291

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended May 31, 2019, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

6.	PURCHASES AND SALES

For the year ended May 31, 2019, purchases and sales of investments, excluding short-term securities, were as follows:

	Capital Appreciation Fund	Equity Dividend Fund	International Fund
Purchases	$33,696,826	$25,446,270	$60,033,170
Sales	51,822,354	41,290,470	75,020,512

40	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

7.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended May 31, 2019. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of May 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of May 31, 2019, the following permanent differences, attributable to non-deductible expenses and the use of equalization, were reclassified to the following accounts:

Equity Dividend Fund
Paid-in capital	$232,125
Accumulated earnings (loss)	(232,125)

The tax character of distributions paid was as follows:

	Capital Appreciation Fund	Equity Dividend Fund	International Fund
Ordinary income(a)
05/31/19	$2,714,469	$1,184,040	$490,750
05/31/18	1,273,607	321,874	903,802
Long-term capital gains(a)
05/31/19	14,475,993	20,187,075	1,463,871
05/31/18	11,055,777	17,389,682	—

Total
05/31/19	$17,190,462	$21,371,115	$1,954,621

05/31/18	$12,329,384	$17,711,556	$903,802

(a)	Distribution amounts may include a portion of the proceeds from redeemed shares.

As of May 31, 2019, the tax components of accumulated net earnings (losses) were as follows:

	Capital Appreciation Fund	Equity Dividend Fund	International Fund
Undistributed ordinary income	$—	$434,564	$417,400
Undistributed long-term capital gains	1,596,664	2,360,820	—
Non-expiring capital loss carryforwards(a)	—	—	(7,771,936)
Net unrealized gains (losses)(b)	18,730,137	7,130,893	(326,724)
Qualified late-year losses(c)	(357,680)	—	—

	$19,969,121	$9,926,277	$(7,681,260)

(a)	Available to offset future realized capital gains.
(b)

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, and the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts, and the timing and recognition of partnership income.

(c)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of May 31, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

	Capital Appreciation Fund	Equity Dividend Fund	International Fund
Tax cost	$49,057,602	$50,679,145	$58,872,823

Gross unrealized appreciation	$20,165,306	$10,206,124	$3,343,972
Gross unrealized depreciation	(1,460,094)	(3,016,969)	(3,663,016)

Net unrealized appreciation (depreciation)	$18,705,212	$7,189,155	$(319,044)

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements  (continued)

8.	BANK BORROWINGS

The Corporation, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended May 31, 2019, the Funds did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Concentration Risk: As of period end, Capital Appreciation Fund invested a significant portion of its assets in securities in the information technology sector. As of period end, Equity Dividend Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

International Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has voted to withdraw from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

42	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 05/31/19		Year Ended 05/31/18
Capital Appreciation Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	20	$283	2,451	$39,589
Shares issued in reinvestment of distributions	43,990	675,910	26,673	424,183
Shares redeemed	(44,529)	(684,640)	(93,431)	(1,558,246)

Net decrease	(519)	$(8,447)	(64,307)	$(1,094,474)

Investor A
Shares sold	109,857	$1,612,357	222,871	$3,614,894
Shares issued in reinvestment of distributions	646,471	9,480,999	379,488	5,818,785
Shares redeemed	(633,503)	(9,289,376)	(1,569,298)	(25,162,984)

Net increase (decrease)	122,825	$1,803,980	(966,939)	$(15,729,305)

Investor C
Shares sold	2,934	$41,363	11,857	$168,977
Shares issued in reinvestment of distributions	360,198	4,572,471	234,801	3,203,862
Shares redeemed	(578,323)	(7,332,984)	(1,506,559)	(21,536,411)

Net decrease	(215,191)	$(2,719,150)	(1,259,901)	$(18,163,572)

Total Net Decrease	(92,885)	$(923,617)	(2,291,147)	$(34,987,351)

Equity Dividend Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	7,083	$82,271	1,289	$21,423
Shares issued in reinvestment of distributions	71,913	895,280	34,389	563,801
Shares redeemed	(39,354)	(515,311)	(82,671)	(1,383,510)

Net increase (decrease)	39,642	$462,240	(46,993)	$(798,286)

Investor A
Shares sold	118,767	$1,505,537	245,232	$4,070,163
Shares issued in reinvestment of distributions	951,389	11,685,261	445,156	7,225,509
Shares redeemed	(614,405)	(7,730,218)	(1,375,753)	(22,957,224)

Net increase (decrease)	455,751	$5,460,580	(685,365)	$(11,661,552)

Investor C
Shares sold	2,931	$39,739	17,496	$286,983
Shares issued in reinvestment of distributions	426,915	5,093,796	248,270	3,944,978
Shares redeemed	(508,334)	(6,240,193)	(1,253,246)	(20,456,525)

Net decrease	(78,488)	$(1,106,658)	(987,480)	$(16,224,564)

Total Net Increase (Decrease)	416,905	$4,816,162	(1,719,838)	$(28,684,402)

International Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	26	$305	740	$9,729
Shares issued in reinvestment of distributions	7,864	100,947	3,807	49,794
Shares redeemed	(63,590)	(781,452)	(112,790)	(1,524,997)

Net decrease	(55,700)	$(680,200)	(108,243)	$(1,465,474)

Investor A
Shares sold	119,821	$1,473,535	317,746	$4,318,977
Shares issued in reinvestment of distributions	92,425	1,186,164	62,438	812,324
Shares redeemed	(794,671)	(9,718,345)	(2,192,886)	(29,463,982)

Net decrease	(582,425)	$(7,058,646)	(1,812,702)	$(24,332,681)

Investor C
Shares sold	3,085	$39,819	9,452	$128,467
Shares issued in reinvestment of distributions	27,574	357,916	—	—
Shares redeemed	(602,240)	(7,340,458)	(1,865,292)	(24,931,414)

Net decrease	(571,581)	$(6,942,723)	(1,855,840)	$(24,802,947)

Total Net Decrease	(1,209,706)	$(14,681,569)	(3,776,785)	$(50,601,102)

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements  (continued)

11.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed (distributions in excess of) net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended May 31, 2018 were classified as follows:

	Share Class	Net Investment Income	Net Realized Gain
Capital Appreciation Fund	Institutional	$—	$506,731
	Investor A	—	6,689,015
	Investor C	—	3,707,198
Equity Dividend Fund	Institutional	25,640	629,251
	Investor A	221,690	8,478,759
	Investor C	—	4,683,495
International Fund	Institutional	65,456	—
	Investor A	838,346	—

Undistributed net investment income as of May 31, 2018 was as follows:

Undistributed Net Investment Income
Equity Dividend Fund	$205,213
International Fund	353,279

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

44	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of FDP BlackRock Capital Appreciation Fund, FDP BlackRock Equity Dividend Fund, and FDP BlackRock International Fund and the Board of Directors of FDP Series, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of FDP BlackRock Capital Appreciation Fund, FDP BlackRock Equity Dividend Fund, and FDP BlackRock International Fund of FDP Series, Inc., (the “Funds”), including the schedules of investments, as of May 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of May 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

July 23, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	45

Important Tax Information (Unaudited)

During the fiscal year ended May 31, 2019, the following information is provided with respect to the ordinary income distributions paid by the FDP Series, Inc.

	Payable Date/ Month(s) Paid	Capital Appreciation Fund	Equity Dividend Fund	International Fund
Qualified Dividend Income for Individuals(a)	7/20/2018	10.99%	100.00%	100.00%
	12/7/2018	47.30%	100.00%	100.00%
Dividends Qualifying for the Dividend Received Deduction for Corporations(a)	June 2018 — December 2018	47.07%	100.00%	1.41%
Foreign Source Income(a)(b)	7/20/2018	—	—	100.00%
Interest Related Dividends and Short-Term Capital Gain for Non-U.S. Residents(c)	June 2018 — December 2018	100.00%	—	—
Federal Obligation Interest(d)	June 2018 — December 2018	—	—	—
Foreign Taxes Paid Per Share(e)	7/20/2018	—	—	$0.033778
	12/7/2018	—	—	$0.020065
Long-Term Capital Gains Per Share	7/20/2018	$2.627544	$3.976034	$0.246605
	12/7/2018	$0.414540	$0.433298	—

(a)	The Funds hereby designate the percentage indicated above or the maximum allowable by law.
(b)	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.
(c)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
(d)

The law varies in each state as to whether and what percentage of dividend income attributable to Federal Obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

(e)

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

46	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of FDP Series, Inc. (the “Corporation”) met in person on April 17, 2019 (the “April Meeting”) and May 14-15, 2019 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Corporation, on behalf of FDP BlackRock Capital Appreciation Fund (the “Capital Appreciation Fund”), FDP BlackRock Equity Dividend Fund (the “Equity Dividend Fund”), and FDP BlackRock International Fund (the “International Fund” and together with the Capital Appreciation Fund and the Equity Dividend Fund, the “Funds”), each a series of the Corporation, and BlackRock Advisors, LLC (the “Manager”), the Corporation’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock International Limited (the “Sub-Advisor”), with respect to the International Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fifteen individuals, thirteen of whom were not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Corporation and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Funds. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) with respect to each Fund, investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or under-performance relative to the Fund’s peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Corporation’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Corporation’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT	47

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of each Fund’s portfolio holdings. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers, including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance as of December 31, 2018. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Capital Appreciation Fund ranked in the first, third and fourth quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance during the applicable periods.

The Board noted that for the one-, three- and five-year periods reported, the Equity Dividend Fund ranked in the third, second and third quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance during the applicable periods.

The Board noted that for each of the one-, three- and five-year periods reported, the International Fund ranked in the fourth quartile, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance during the applicable periods. The Board was informed that, among other things, negative stock selections within consumer staples, communication services, and technology sectors were the primary detractors from performance over the one-year period. The Board was also

48	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

informed that effective November 28, 2017, the Board terminated Massachusetts Financial Services Company as sub-adviser to the Fund and appointed BlackRock International Limited as sub-adviser and the Fund changed its name from FDP MFS Research International Fund to FDP BlackRock International Fund.

The Board and BlackRock discussed BlackRock’s strategy for improving the International Fund’s investment performance. Discussions covered topics such as performance attribution, the Fund’s investment personnel, and the resources appropriate to support the Fund’s investment processes.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing each Fund, to each respective Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Equity Dividend Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the Fund’s Expense Peers.

The Board noted that the Capital Appreciation Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the Fund’s Expense Peers.

The Board noted that the International Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the third quartile, relative to the Fund’s Expense Peers.

The Board also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of a Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on each Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board further noted that BlackRock and the Board have contractually agreed to waive a portion of the advisory fees for each Fund.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT	49

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Corporation, on behalf of each Fund, for a one-year term ending June 30, 2020, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the International Fund, for a one-year term ending June 30, 2020. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund, as pertinent, and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

50	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

Independent Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Mark Stalnecker 1951	Chair of the Board and Director (Since 2019)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	38 RICs consisting of 182 Portfolios	None
Bruce R. Bond 1946	Director (Since 2007)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	38 RICs consisting of 182 Portfolios	None
Susan J. Carter 1956	Director (Since 2019)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017.	38 RICs consisting of 182 Portfolios	None
Collette Chilton 1958	Director (Since 2019)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	38 RICs consisting of 182 Portfolios	None
Neil A. Cotty 1954	Director (Since 2019)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	38 RICs consisting of 182 Portfolios	None
Lena G. Goldberg 1949	Director (Since 2016)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President—Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	38 RICs consisting of 182 Portfolios	None
Robert M. Hernandez 1944	Director (Since 2007)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	38 RICs consisting of 182 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company

DIRECTOR AND OFFICER INFORMATION	51

Director and Officer Information  (continued)

Independent Directors (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Henry R. Keizer 1956	Director (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	38 RICs consisting of 182 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems)
Cynthia A. Montgomery 1952	Director (Since 2019)	Professor, Harvard Business School since 1989.	38 RICs consisting of 182 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Donald C. Opatrny 1952	Director (Since 2015)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018.	38 RICs consisting of 182 Portfolios	None
Joseph P. Platt 1947	Director (Since 2019)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	38 RICs consisting of 182 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Director (Since 2019)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	38 RICs consisting of 182 Portfolios	None

52	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Independent Directors (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Claire A. Walton 1957	Director (Since 2019)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	38 RICs consisting of 182 Portfolios	None

Interested Directors (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Director (Since 2015)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	126 RICs consisting of 294 Portfolios	None
John M. Perlowski 1964	Director (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	126 RICs consisting of 294 Portfolios	None
(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Corporation’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the Investment Company Act/1940 Act, serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Corporation’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c) Following the combination of MLIM and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. In addition, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Director joined the Board, certain Independent Directors first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Susan J. Carter, 2016; Collette Chilton, 2015; Neil A. Cotty, 2016; Robert M. Hernandez, 1996; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Mark Stalnecker, 2015; Kenneth L. Urish, 1999; Claire A. Walton, 2016.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Corporation based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

DIRECTOR AND OFFICER INFORMATION	53

Director and Officer Information  (continued)

Officers Who Are Not Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Previously Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock, Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Corporation serve at the pleasure of the Board.

Further information about the Corporation’s Directors and Officers is available in the Corporation’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited(a)

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent

State Street Bank and Trust Company

Boston, MA 02111

Custodian

Brown Brothers Harriman & Co.

Boston, MA 02109

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For FDP BlackRock International Fund.

54	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-PORT and N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	55

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safe-guarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Currency

GBP	Great Britain Pound

HKD	Hong Kong Dollar

Portfolio Abbreviations

ADR	American Depositary Receipts

MSCI	Morgan Stanley Capital International

56	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

FDPS-5/19-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Robert M. Hernandez

Henry R. Keizer

Kenneth L. Urish

Claire A. Walton

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
FDP BlackRock Capital Appreciation Fund	$29,580	$29,580	$0	$2,000	$14,300	$14,900	$0	$0
FDP BlackRock Equity Dividend Fund	$29,580	$29,580	$0	$2,000	$14,300	$14,900	$0	$0
FDP BlackRock International Fund	$31,620	$31,620	$0	$2,000	$15,400	$15,700	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC ( the “Investment

Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,050,500	$2,274,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,050,500 and $2,274,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

    The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

    Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
FDP BlackRock Capital Appreciation Fund	$14,300	$16,900
FDP BlackRock Equity Dividend Fund	$14,300	$16,900
FDP BlackRock International Fund	$15,400	$17,700

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,050,500	$2,274,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FDP Series, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
FDP Series, Inc.

Date: August 2, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
FDP Series, Inc.

Date: August 2, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
FDP Series, Inc.

Date: August 2, 2019